PROJECT PINEHURST                CONFIDENTIAL PRELIMINARY ANALYSIS            4
APPROACH TO VALUATION:  METHODOLOGY AND ISSUES

                                  VALUE RANGE

                  Discounted          Comparable          Comparable
                   Cash Flow           Trading            Acquisition          Leveraged
                   Analysis            Analysis            Analysis            Analysis
             - Present value of  - Value based on    - Value based on     - Value related to
METHODOLOGY    projected free      market trading      multiples paid for   cost and
               cash flows          multiples of        comparable           availability of
             - "Inherent" value    comparable          companies in sale    leveraged funds
             - Best captures       companies           transactions       - Analyzes
               business in       - Implied value in  - Implied value in     business based
               transition          public securities   private market       upon leveraging
             - Sensitivity         markets (IPO                             of cash flows
               analysis            analysis);
             - Synergies analysis  fully-distributed
             - Buy vs. build       value

ISSUES       - Financial         - Market environment- Availability of    - Availability of
               forecasts         - Quality of          data                 debt financing
               developed with      comparables       - Consistent         - Credit risk
               management        - Public data         accounting           analysis
             - Discount rate     - Consistent          treatment
             - Terminal value      accounting        - Estimate of
                                   treatment           business,
                                                       financial synergies

                                Merger               Off-Balance
                             Consequences            Sheet Issues
                        -  Pro forma            - Comprehensive due
METHODOLOGY                presentation shows     diligence
                           impacts of           - Quantification of
                           acquisition at         contingencies
                           different prices
                           and with different
                           structures
                        -  Value related to
                           pro forma effects
                        -  Buy vs. build


ISSUES                  -  Projections          - Facilities
                        -  Alternative            closing and/or
                           transaction            enhancement
                           structures,            programs
                           including varying    - Pension
                           consideration        - Environment
                        -  Synergies            - Product liability
                        -  Goodwill             - Retiree health
                                                  care
                                                - Other

[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST              CONFIDENTIAL PRELIMINARY ANALYSIS               5

DCF ANALYSIS:  METHODOLOGY

DISCOUNTED CASH FLOW ("DCF") ANALYSIS IS A THEORETICAL VALUATION TECHNIQUE WHICH VALUES A COMPANY AS THE SUM OF UNLEVERED FREE CASH FLOWS BEFORE FINANCING COSTS OVER A FORECAST PERIOD PLUS THE CAPITALIZED TERMINAL VALUE AT THE END OF THE FORECAST PERIOD.

FREE CASH FLOW EXCLUDES INTEREST INCOME AND EXPENSE TO FOCUS ON THE OPERATIONAL ABILITIES OF A BUSINESS. THIS SERVES TO ISOLATE FINANCING DECISIONS FROM OPERATING DECISIONS.

FACTORS WHICH MUST BE CONSIDERED:

 -  Sales
         -  Enhanced marketing presence
         -  Geographic overlap
 -  Cost of Sales
         -  Manufacturing savings
 -  Operating Expense
         -  SG&A savings
         -  Advertising costs
         -  Distribution synergies
 -  Other Income (Expense)
         -  Asset divestitures
 -  Tax Provisions
         -  Jurisdictional issues
 -  Capital Expenditures
         -  Consolidation of capital spending
 -  Depreciation
 -  Changes in Working Investment
         -  Management of larger scale


[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST              CONFIDENTIAL PRELIMINARY ANALYSIS               6

DCF: DETERMINATION OF TERMINAL VALUE

SINCE DCF ANALYSIS IS BASED ON A LIMITED FORECAST PERIOD, A TERMINAL VALUE MUST BE USED TO CAPTURE THE RESIDUAL VALUE OF A COMPANY AT THE END OF THE PERIOD. THE DISCOUNTED TERMINAL VALUE IS ADDED TO DISCOUNTED CASH FLOW IN THE FINAL YEAR OF THE PROJECTIONS. TERMINAL VALUE IS CALCULATED BASED ON:

COMPARABLE COMPANY MULTIPLES:

       - Calculates value based on terminal year net income, operating cash flow, etc. multiplied by relevant comparable company multiples

       - Assumes the business is sold in the public securities market in the terminal year

COMPARABLE ACQUISITION MULTIPLES:

       - Calculated value based on terminal year operating cash flow, operating income, etc. multiplied by relevant comparable acquisition multiples

       - Assumes the business is sold in the private market in the terminal year

PERPETUAL VALUE:

       - Calculates value as the present value in terminal year of the company's free cash flow: (terminal year free cash flow)/(discount rate - projected annual growth rate in cash flows)

       - Assumes the business continues to operate as a "going concern"


[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST               CONFIDENTIAL PRELIMINARY ANALYSIS              7

DCF: DETERMINATION OF THE APPROPRIATE DISCOUNT RATE


THE DISCOUNT RATE IS A FUNCTION OF THE RISK INHERENT IN ANY BUSINESS AND INDUSTRY, THE DEGREE OF UNCERTAINLY REGARDING THE PROJECTED CASH FLOWS AND THE ASSUMED CAPITAL STRUCTURE. IN GENERAL, DISCOUNT RATES VARY ACROSS DIFFERENT BUSINESSES AND INDUSTRIES. THE GREATER THE UNCERTAINTY REGARDING A PROJECTED CASH STREAM, THE HIGHER THE APPROPRIATE DISCOUNT RATE AND THE LESS THE CASH STREAM IS WORTH.


THE BEST WAY TO DETERMINE THE CORRECT RANGE OF DISCOUNT RATES IS THE WEIGHTED AVERAGE COST OF CAPITAL ("WACC") OF SIMILAR BUSINESSES. WACC ANALYSIS ASSUMES THAT CAPITAL MARKET INVESTORS (BOTH DEBT AND EQUITY) IN ANY GIVEN INDUSTRY REQUIRE RETURNS COMMENSURATE WITH THE PERCEIVED RISKINESS OF THEIR INVESTMENT. A THEORETICAL WACC IS CALCULATED AS FOLLOWS:


COST OF DEBT     =      COMPANY BORROWING COST (AFTER-TAX)


COST OF EQUITY   =      RISK-FREE RATE + (COMPANY BETA X EQUITY MARKET PREMIUM)


WACC             =      [DEBT/(DEBT + EQUITY)) X COST OF DEBT] +
                        [(EQUITY/(DEBT + EQUITY)) X COST OF EQUITY]



[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST              CONFIDENTIAL PRELIMINARY ANALYSIS               8


COMPARABLE TRADING ANALYSIS:  METHODOLOGY


COMPARABLE COMPANIES ANALYSIS VALUES A COMPANY BY REFERENCE TO OTHER PUBLICLY-TRADED COMPANIES WITH SIMILAR OPERATING AND FINANCIAL
CHARACTERISTICS.


VALUATION DOES NOT TYPICALLY INCLUDE ANY CONTROL PREMIUM.


A COMPANY'S VALUATION MULTIPLE DEPENDS UPON ITS RELATIVE POSITION VS. THE COMPARABLE COMPANIES IN THE FOLLOWING AREAS:

         - Strategic position within industry;

         - Projected revenue and operating earnings growth; and

         - Degree of leverage


CREDIT SUISSE FIRST BOSTON HAS SELECTED THE FOLLOWING COMPANIES AS COMPARABLE TO
PINEHURST:


         -  Bandag                                        - TBC Corporation

         -  Treadco Inc.

[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST               CONFIDENTIAL PRELIMINARY ANALYSIS              9

COMPARABLE ACQUISITION ANALYSIS:  METHODOLOGY


COMPARABLE ACQUISITION ANALYSIS VALUES A COMPANY BY REFERENCE TO PRIVATE MARKET SALES OF SIMILAR BUSINESSES.

      - In analyzing a company, comparable acquisitions are of limited assistance since disclosed directly comparable acquisitions may not have occurred.


ISSUES WITH COMPARABLE COMPANIES:

       -  Transaction specific

       -  Operational performance

       -  Consistency of accounting treatment

       -  Availability of publicly disclosed information

       -  Timing of transaction and relative market environment

[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST               CONFIDENTIAL PRELIMINARY ANALYSIS             10

VALUATION:  ENTERPRISE VALUE VERSUS EQUITY VALUE




     Enterprise Value        =  Value of all business' assets.

     Equity Value            =  Value of the shareholders' equity.

     Equity Value            =  Enterprise Value - Net Debt(1).

                                                       Liabilities and
            Assets                                  Shareholders' Equity
      -------------------------------------------------------------------
                                                         Net Debt

      Enterprise Value            Enterprise
                                    Value

                                                        Equity Value






--------------------------------------------------------------------------------
(1) Net Debt equals total debt + minority interest + preferred stock + capitalized leases + "out of the money" convertible debt - cash and cash equivalents.

[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST               CONFIDENTIAL PRELIMINARY ANALYSIS             11


DEFINITIONS

EQUITY VALUE (ALSO REFERRED TO AS MARKET VALUE)

 - The market value of a company's equity:
   Number of fully diluted shares x current stock price) - option/warrant proceeds
 - Number of fully diluted shares = "What the market thinks is outstanding"
   = Primary shares + "in the money" exercisable options/warrants + shares from the conversion of "in the money" convertible debt/convertible preferred stock
 - What to do with option/warrant proceeds? Subtract from market value. (Options valued at intrinsic value.)

ENTERPRISE VALUE (ALSO REFERRED TO AS ADJUSTED MARKET VALUE)

 - The market value of the total enterprise:
   Market value + net debt
 - Net Debt =
   Long-term debt (including current portion) + short-term debt + "out of the money" convertible debt + minority interest + preferred stock + capitalized leases
 - (Cash + cash equivalents)

Note: As with equity values, net debt should be valued at its market value, not book value. Where market values are not easily discernible, we use book values as a proxy.


[CREDIT SUISSE FIRST BOSTON]

PROJECT PINEHURST                 CONFIDENTIAL                                12
                              PRELIMINARY ANALYSIS

DEFINITIONS OF KEY OPERATING STATISTICS

Sales                   Receipts from the sale of goods and services
                        (excludes other income).

Operating Income        Earnings before interest expense/income, taxes and
                        unusual/ extraordinary charges.

Operating Cash Flow     Operating Income plus depreciation and amortization.

Net Income              After-tax income from continuing operations after
                        preferred dividends but before "below the line"
                        income/charges for extraordinary items, restructuring,
                        changes in accounting, etc. When Equity Value
                        calculations assume conversion of "in the money"
                        convertible debt, adjust Net Income by adding back
                        the after-tax interest expense on any debt assumed
                        to be converted.

Tangible Book Value     Shareholders' equity less goodwill and other
                        intangible assets.

  - Definitions are a guide. You must try to understand the business to best determine whether to include or exclude various items of income or expense.

PROJECT PINEHURST                 CONFIDENTIAL                                13
                              PRELIMINARY ANALYSIS

CALCULATING COMPARABLE COMPANIES MULTIPLES


ENTERPRISE VALUE MULTIPLES

- Enterprise Value or Adjusted Market Value = Market Value + Net Debt

    - Sales

    - Operating Cash Flow

    - Operating Income


EQUITY VALUE MULTIPLES

- Equity Value = Market Value

     -  Net Income

     -  Tangible Book Value

                                                            CONFIDENTIAL       7
           PROJECT PINEHURST                                PRELIMINARY ANALYSIS

 COMPARABLE COMPANIES ANALYSIS


COMPARABLE COMPANIES-LTM
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------

                                          ADJUSTED VALUE AS A MULTIPLE OF:      EQUITY VALUE/       LTM MARGINS
                      EQUITY    ADJUSTED  -------------------------------- -----------------------  -----------   IBES LT
                      MARKET     MARKET                                    CALENDARIZED     LTM                   GROWTH      DEBT/
LTM  MULTIPLES        VALUE      VALUE    SALES      EBITDA        EBIT    NET INCOME(5) BOOKVALUE  EBITDA EBIT   ESTIMATE   CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
PINEHURST (1)           $63.5     $97.2    0.4x       21.5x       41.9x          NM         1.4x     1.8%   0.9%    #N/A      42.2%
BANDAG INC. (2)      $1,204.5  $1,173.4    1.5x        7.4x        9.4x        15.5x        2.7x    20.9%  16.4%     8.5%      0.4%
TBC CORPORATION (3)    $224.8    $323.6    0.5x        8.4x       10.4x        14.7x        1.8x     5.9%   4.8%    10.0%     44.0%
TREADCO INC. (4)        $61.6     $83.1    0.6x         NM          NM           NM         1.0x     0.6%  -3.4%    #N/A      26.5%

COMPARABLE COMPANIES-1997E
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------

                                          ADJUSTED VALUE AS A MULTIPLE OF:      EQUITY VALUE/        1997 MARGINS
                      EQUITY    ADJUSTED  -------------------------------- ------------------------  ------------  IBES LT
                      MARKET     MARKET                                    CALENDARIZED    LTM                     GROWTH     DEBT/
1997E MULTIPLES        VALUE      VALUE    SALES      EBITDA        EBIT    NET INCOME(5) BOOKVALUE  EBITDA EBIT  ESTIMATE   CAPITAL
------------------------------------------------------------------------------------------------------------------------------------

PINEHURST (1)           $63.5     $97.2    0.4x       15.2x       24.9x            NM       1.4x     2.6%   1.6%    #N/A      42.2%
BANDAG INC. (2)      $1,204.5  $1,173.4    1.5x        7.5x        9.9x         15.7x       2.7x    20.5%  15.5%    8.5%       0.4%
TBC CORPORATION (3)    $224.8    $323.6    0.5x        7.5x        9.0x         11.3x       1.8x     6.3%   5.3%   10.0%      44.0%
TREADCO INC. (4)        $61.6     $83.1    #N/A        #N/A        #N/A            NM       1.0x     #N/A   #N/A    #N/A      26.5%



COMPARABLE COMPANIES-1998E
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------


                                          ADJUSTED VALUE AS A MULTIPLE OF: EQUITY VALUE/            1998 MARGINS
                      EQUITY    ADJUSTED  -------------------------------- -------------            ------------  IBES LT
                      MARKET     MARKET                                    CALENDARIZED    LTM                    GROWTH      DEBT/
1997E MULTIPLES       VALUE      VALUE    SALES      EBITDA        EBIT    NET INCOME(5) BOOKVALUE  EBITDA EBIT   ESTIMATE   CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
PINEHURST (1)           $63.5     $97.2    0.4x       10.2x       15.9x           NM        1.4x     3.5%   2.2%    #N/A      42.2%
BANDAG INC. (2)      $1,204.5  $1,173.4    1.5x        7.0x        9.4x        13.8x        2.7x    21.0%  15.6%     8.5%      0.4%
TBC CORPORATION (3)    $224.8    $323.6    0.4x        6.6x        7.8x         9.8x        1.8x     6.4%   5.4%    10.0%     44.0%
TREADCO INC. (4)        $61.6     $83.1    #N/A        #N/A        #N/A           NM        1.0x     #N/A   #N/A    #N/A      26.5%


Note: As of 9/29/97.

(1) Excludes $4.8 million of unusual charge in 1996. Excludes $5.5 million note to Goodyear from debt.

(2)      Projections from Value Line.

(3)      Projections from Value Line.

(4) Excludes $1.8 million asset gain in 1996 and $0.1 million asset gain in first six months of 1996. No public projections available.

(5)      Calendarized IBES estimates.

                                              CONFIDENTIAL                  1
-------------------------------------------------------------------------------
PROJECT PINEHURST                             PRELIMINARY ANALYSIS


COMPARABLE ACQUISITION ANALYSIS


SELECTED TIRE/RUBBER COMPANY ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       EQUITY                ADJUSTED
EFFECTIVE                                                                             PURCHASE               PURCHASE
  DATE          ACQUIROR/TARGET                 DESCRIPTION OF TARGET                PRICE ($MM)            PRICE ($MM)
-------------------------------------------------------------------------------------------------------------------------------

2/97    Cooper Tire & Rubber/       Manufactures tires                                   $110                   $110
            Avon Rubber plc (Tire
            Operations)

06/96   Tenneco/                    Manufactures vibration control                       N.A.                 $2,211
            Pullman Company         parts, including suspension
                                    bushings and other elastomeric
                                    parts for cars and trucks

02/96   BTR plc/                    Produces rubber and rubber-to-                       N.A.                    $80
            GenCorp. (Vibration     metal components for automotive
            Control Division)       applications

04/95   Jordan Group/               Manufacture fabricated rubber                         $90                    $90
            Acadia Elastomers       products
            Corp.

12/94   Echlin Inc./                Produces coupled hose products                       N.A.                   $190
            Preferred Technical     for cars and light trucks used
            Group                   in fluid controlled power steering
                                    brakes

11/94   Stant Corp./                Manufacture automotive parts;                        $160                   $202
            Public Trico Products   including rubber tubing, windshield
            Corp.                   wiper systems and plastic components

10/94   Mark IV Industries Inc./    Manufactures automotive oil,                         $281                   $319
            Purolator Products Co.  fuel and air filters and clutches
                                    for aftermarket


------------------------------------------------------------------------------------------------------------------------------------
SELECTED TIRE/RUBBER COMPANY ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                         ADJUSTED PURCHASE PRICE AS A       EQUITY PURCHASE PRICE
                                                                                  MULTIPLE OF:                 AS A MULTIPLE OF:
                                                                        --------------------------------   ------------------------
EFFECTIVE                                                                            OPERATING OPERATING
  DATE       ACQUIROR/TARGET                DESCRIPTION OF TARGET         REVENUES   CASH FLOW   INCOME    NET INCOME   BOOK VALUE
------------------------------------------------------------------------------------------------------------------------------------

2/97    Cooper Tire & Rubber/       Manufactures tires                     0.7x       N.A.         N.A.         N.A.          N.A.
            Avon Rubber plc (Tire
            Operations)

06/96   Tenneco/                    Manufactures vibration control         0.9x       8.3x        12.6x        15.9x          2.5x
            Pullman Company         parts, including suspension
                                    bushings and other elastomeric
                                    parts for cars and trucks

02/96   BTR plc/                    Produces rubber and rubber-to-        0.6x        N.A.         N.A.         N.A.          N.A.
            GenCorp. (Vibration     metal components for automotive
            Control Division)       applications

04/95   Jordan Group/               Manufacture fabricated rubber         1.0x        N.A.         N.A.         N.A.          N.A.
            Acadia Elastomers       products
            Corp.

12/94   Echlin Inc./                Produces coupled hose products        0.8x        9.5x       11.4x        18.0x          N.M.
            Preferred Technical     for cars and light trucks used
            Group                   in fluid controlled power steering
                                    brakes

11/94   Stant Corp./
            Public Trico Products   Manufacture automotive parts;         0.6x        8.3x       17.5x        19.3x          2.1x
            Corp.                   including rubber tubing, windshield
                                    wiper systems and plastic components

10/94   Mark IV Industries Inc./    Manufactures automotive oil,          0.7x        8.9x       14.3x          N.A.          N.A.
            Purolator Products Co.  fuel and air filters and clutches
                                    for aftermarket
------------------------------------------------------------------------------------------------------------------------------------

                                                    CONFIDENTIAL               2
--------------------------------------------------------------------------------
PROJECT PINEHURST                                   PRELIMINARY ANALYSIS

COMPARABLE ACQUISITION ANALYSIS


SELECTED TIRE/RUBBER COMPANY ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       ADJUSTED PURCHASE PRICE
                                                                                                         AS A MULTIPLE OF:
                                                                                                       ----------------------------
                                                                                 EQUITY       ADJUSTED
OPERATING                                                                       PURCHASE      PURCHASE
   DATE          ACQUIROR/TARGET     DESCRIPTION OF TARGET                     PRICE ($MM)   PRICE ($MM)     REVENUES     CASH FLOW
-----------------------------------------------------------------------------------------------------------------------------------

04/94   Foamex International/       Manufactures automotive carpets                 $264         $276            0.8x        6.3x
            JPS Automotive Products

07/92   BTR plc/                    Manufactures rubber sealing systems,            $116         $212            0.4x        N.A.
            Certain auto supply     hoses and anti-vibration mounts for the
            businesses (Pirelli     auto industry
            SpA)

11/90   Mark IV/                    Manufactures and sells high pressure            $52          $52             0.4x        N.A.
            Harvard Industries -    hose products for applications in fuel
            Anchor Swan             systems, coolant systems, power steering
                                    assemblies and miscellaneous components
                                    to the OE and aftermarket

05/90   Michelin/                   Manufactures tires, tire fabric, and            $690         $1,535          0.7x        8.4x
            Uniroyal Goodrich       styrene butadiene rubber

10/89   Yokohama Rubber/            Manufactures tires and industrial rubber        $150         N.A.            N.A.        N.A.
            Mohawk Rubber           products

11/88   Harvard Acquisition Corp./  Manufactures industrial, rubber and             $229         $383            0.6x        6.7x
            Harvard Industries      plastic hose, specialty fasteners and
                                    electronic products
----------------------------------------------------------------------------------------------------------------------------------


SELECTED TIRE/RUBBER COMPANY ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 ADJUSTED PURCHASE PRICE   EQUITY PURCHASE PRICE
                                                                                      AS A MULTIPLE OF:      AS A MULTIPLE OF:
                                                                                 -----------------------   -----------------------
 EFFECTIVE                                                                             OPERATING
   DATE          ACQUIROR/TARGET     DESCRIPTION OF TARGET                               INCOME         NET INCOME      BOOK VALUE
-------------------------------------------------------------------              -------------------------------------------------

04/94   Foamex International/       Manufactures automotive carpets                         8.3x          N.A.             N.A.
            JPS Automotive Products

07/92   BTR plc/                    Manufactures rubber sealing systems,                    N.A.          N.A.             0.6x
            Certain auto supply     hoses and anti-vibration mounts for the
            businesses (Pirelli     auto industry
            SpA)

11/90   Mark IV/                    Manufactures and sells high pressure                    N.A.          N.A.             N.A.
            Harvard Industries -    hose products for applications in fuel
            Anchor Swan             systems, coolant systems, power steering
                                    assemblies and miscellaneous components
                                    to the OE and aftermarket

05/90   Michelin/                   Manufactures tires, tire fabric, and                    12.5x         N.M.             3.9x
            Uniroyal Goodrich       styrene butadiene rubber

10/89   Yokohama Rubber/            Manufactures tires and industrial rubber                N.A.          N.A.             N.A.
            Mohawk Rubber           products

11/88   Harvard Acquisition Corp./  Manufactures industrial, rubber and                     9.5x          16.4x            2.8x
            Harvard Industries      plastic hose, specialty fasteners and
                                    electronic products
--------------------------------------------------------------------------------------------------------------------------------

PROJECT PINEHURST                                     CONFIDENTIAL             3
COMPARABLE ACQUISITION ANALYSIS                       PRELIMINARY ANALYSIS

Selected Tire/Rubber Company Acquisitions
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         ADJUSTED PURCHASE PRICE
                                                                                                              AS A MULTIPLE OF:
                                                                                                         --------------------------
                                                                                    EQUITY       ADJUSTED
 EFFECTIVE                                                                         PURCHASE      PURCHASE             OPERATING
   DATE          ACQUIROR/TARGET                 DESCRIPTION OF TARGET           PRICE ($MM)   PRICE ($MM)  REVENUES  CASH FLOW
------------------------------------------------------------------------------------------------------------------------------------

   06/88   Pirelli/                    Manufactures tires and inner tubes            $197       $197         0.4x      5.5x
               Armstrong Tire

   05/88   Bridgestone/                Manufactures tires, tubes, rubber             $2,637     $3,200       0.8x      7.9x
               Firestone Tire & Rubber textiles, and materials; operates retail centers

   10/87   Continental/                Manufactures tires, tire cord, and            $603       $603         0.5x      6.4x
               General Tire            synthetic rubber; owns retail stores

   12/86   Sumitomo Rubber/            Manufactures tires                            $278        N.A.        N.A.      N.A.
               Dunlop Tire

   09/86   Armstrong Rubber/           Makes automotive belts, hoses and             $185       $185         0.5x      N.A.
               Auto & Ind. Div.        couplings, industrial belts, plastic and
               (Dayco Corp.)           industrial hoses and Eagleton
                                       transmission coolers

   09/85   Clayton & Dubilier/         Manufactures tires, inner tubes,              $830       $1,068       0.5x      5.3x
               Uniroyal                synthetic rubber, and tire cord



--------------------------------------------------------------------------------------------------------------------------------
                                                                        ADJUSTED PURCHASE PRICE AS A       EQUITY PURCHASE PRICE
                                                                                   MULTIPLE OF:               AS A MULTIPLE OF:
                                                                        ----------------------------- --------------------------
 EFFECTIVE
   DATE          ACQUIROR/TARGET                 DESCRIPTION OF TARGET       OPERATING INCOME           NET INCOME    BOOK VALUE
--------------------------------------------------------------------------------------------------------------------------------

06/88   Pirelli/                    Manufactures tires and inner tubes             8.6x                    42.7x          1.1x
            Armstrong Tire

05/88   Bridgestone/                Manufactures tires, tubes, rubber             13.3x                    23.9x          2.5x
            Firestone Tire & Rubber textiles, and materials; operates retail centers

10/87   Continental/                Manufactures tires, tire cord, and            10.6x                    17.1x          N.A.
            General Tire            synthetic rubber; owns retail stores

12/86   Sumitomo Rubber/            Manufactures tires                             N.A.                     N.A.          N.A.
            Dunlop Tire

09/86   Armstrong Rubber/           Makes automotive belts, hoses and              N.A.                     N.A.          N.A.
            Auto & Ind. Div.        couplings, industrial belts, plastic and
            (Dayco Corp.)           industrial hoses and Eagleton
                                    transmission coolers

09/85   Clayton & Dubilier/         Manufactures tires, inner tubes,               7.4x                     8.5x          1.0x
            Uniroyal                synthetic rubber, and tire cord

SEPTEMBER 30, 1997




                                                            CONFIDENTIAL
                                                            PRELIMINARY ANALYSIS

                                                            DRAFT



MATERIALS PREPARED FOR DISCUSSION

MINORITY SQUEEZE-OUT SCHEDULE

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE      TRANS.    PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/        VALUE  -----------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.       (MM)   1 DAY    1 WEEK    1 MONTH
--------------------------------------------------------------------------------------------------------------------------
   12/6/96      MaxServ Inc./                 52.4%          47.6%       $  7.75    $ 46.0     19.2%     67.6%      59.0%

                Sears Roebuck & Co.






   10/10/96     WCI Steel Inc./               85.5%          15.5%       $10.00    $ 56.5      17.6%     29.0%      73.9%

                Renco Group




    9/9/96      Crocker Realty Trust Inc./    77.0%          23.0%            NA    $ 73.7       NM        NM         NM

                Highwoods Properties Inc.






--------------------------------------------------------------------------------------------------------
 ANNOUNCEMENT       TARGET/                                INDEPENDENT
     DATE          ACQUIROR                     STATUS      COMMITTEE          DESCRIPTION
--------------------------------------------------------------------------------------------------------
   12/6/96      MaxServ Inc./                  Completed       Yes       In a hostile transaction, Sears
                                                                         acquire the remaining portion
                Sears Roebuck & Co.                                      of MaxServ for a
                                                                         twice-sweetened $7.75 per share
                                                                         offer. The original offer had
                                                                         been for $6.50 per share and
                                                                         the second offer was $7 per
                                                                         share.

   10/10/96     WCI Steel Inc./                Completed       Yes       Renco completed its tender
                                                                         offer to acquire the remaining
                Renco Group                                              stake in WCI by accepting
                                                                         5,397,623 shares, or 14.8% of
                                                                         WCI, raising its stake to
                                                                         99.27% in WCI.

    9/9/96      Crocker Realty Trust Inc./     Completed       No        Earlier, HW acquired a 77%
                                                                         interest, or 20.79 million
                Highwoods Properties Inc.                                shares, in CRK, including the
                                                                         47.6% stake held by Apollo
                                                                         Real Estate Advisors and the
                                                                         32.6% stake held by AEW
                                                                         Partners, for $11.02 in cash
                                                                         per share and the assumption
                                                                         of $240 million in liabilities.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PREMIUM OVER STOCK PRICE
                                                 PERCENT OF                 PER SHARE     TRANS.     PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/                    SHARES OWNED      PERCENT     OFFER/       VALUE  ------------------------------
     DATE          ACQUIROR                   PRE-TRANSACTION    SOUGHT     CONSIDER.      (MM)    1 DAY    1 WEEK    1 MONTH
-------------------------------------------------------------------------------------------------------------------------------
    8/8/96      Roto-Rooter Inc./                  58.0%          42.0%       $41.00    $ 88.3      12.0%     12.0%      11.0%

                Chemed Corp.





    4/9/96      Mark Goodson                       50.0%          50.0%           NA    $ 25.0        NM        NM         NM
                Productions/

                All American Communications
                Inc.





   3/29/96      Great American                     87.9%          12.1%       $50.00    $ 55.6      11.0%     11.0%      11.0%
                Management & Investment
                Inc./

                Equity Holdings Ltd.


-----------------------------------------------------------------------------------------------------


 ANNOUNCEMENT       TARGET/                              INDEPENDENT
     DATE          ACQUIROR                  STATUS       COMMITTEE           DESCRIPTION
-----------------------------------------------------------------------------------------------------
    8/8/96      Roto-Rooter Inc./           Completed       Yes       Chemed launched a tender offer
                                                                      to acquire the remaining 42%
                Chemed Corp.                                          stake, or 2.15 million common
                                                                      shares, that it did not already
                                                                      own, in Roto-Rooter for $41 in
                                                                      cash per share, or a total
                                                                      value of $88.25 million.

    4/9/96      Mark Goodson Productions/   Completed       No        All American Communications
                                                                      agreed to acquire the remaining
                All American Communications                           50% interest in Mark Goodson
                Inc.                                                  Productions that it did not
                                                                      already own.  Mark Goodson
                                                                      Productions has the largest
                                                                      portfolio of game shows in the
                                                                      world.

   3/29/96      Great American              Completed       No        Equity Holdings acquired the
                Management & Investment                               remaining 12.1% stake in Great
                Inc./                                                 American Management.  The offer
                                                                      was conditioned on at least 90%
                Equity Holdings Ltd.                                  of the shares being tendered.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                                PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE     TRANS.      PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/       VALUE   ------------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.      (MM)     1 DAY    1 WEEK    1 MONTH
-------------------------------------------------------------------------------------------------------------------------
   1/31/96      Genzyme Development             NA             NA        NA        $ 93.0       NA         NA        NA
                Partners LP/

                Genzyme Corp.



   1/17/96      Community Health              50.0%          50.0%       NA        $ 50.0       NA         NA        NA
                Network of Louisiana/

                United HealthCare
                Corporation








   11/30/95     Pioneer Technologies          50.0%          50.0%       NA        $ 50.0       NA         NA        NA
                Group, Inc./

                Pioneer-Standard
                Electronics, Inc.


------------------------------------------------------------------------------------------------------
 ANNOUNCEMENT         TARGET/                           INDEPENDENT
     DATE            ACQUIROR                STATUS       COMMITTEE           DESCRIPTION
------------------------------------------------------------------------------------------------------
   1/31/96        Genzyme Development       Withdrawn       Yes       Genzyme planned to acquire
                  Partners LP/                                        the remaining shares, which it
                                                                      did not already own, in
                  Genzyme Corp.                                       Genzyme Development
                                                                      Partners in exchange for $93
                                                                      million in common stock.

   1/17/96        Community Health          Completed       No        United HealthCare agreed to
                  Network of Louisiana/                               acquire the remaining 50%
                                                                      interest that it did not already
                  United HealthCare                                   own in Community Health
                  Corporation                                         Network of Louisiana in
                                                                      exchange for approximately
                                                                      $50 million in common stock.
                                                                      Community Health Network
                                                                      shareholders will receive an
                                                                      additional $35 million in cash
                                                                      based on earnings targets for
                                                                      1996 and 1997.

   11/30/95       Pioneer Technologies      Completed       No        Pioneer Standard Electronics
                  Group, Inc./                                        acquired the remaining 50%
                                                                      interest, which it did not
                  Pioneer-Standard                                    already own, in Pioneer
                  Electronics, Inc.                                   Technologies Group for $50
                                                                      million in cash.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE   TRANS.      PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/     VALUE    ------------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.    (MM)      1 DAY    1 WEEK    1 MONTH
--------------------------------------------------------------------------------------------------------------------------
   11/21/95     ServiceMaster Consumer        72.0%          28.0%           NA    $522.6       NA        NA         NA
                Services LP/

                ServiceMaster Co. LP








   11/06/95     NPC International Inc./       62.0%          38.0%       $ 9.00    $ 82.1      44.0%     38.5%      33.3%

                Investor Group





   09/26/95     SCOR US Corp./                80.0%          20.0%       $14.00    $ 50.9      25.8%     25.8%      27.3%

                Societe Commerciale de
                Reassurance (SCOR)




----------------------------------------------------------------------------------------------------


 ANNOUNCEMENT       TARGET/                            INDEPENDENT
     DATE          ACQUIROR                 STATUS       COMMITTEE           DESCRIPTION
----------------------------------------------------------------------------------------------------
   11/21/95     ServiceMaster Consumer     Completed       No        ServiceMaster signed a letter
                Services LP/                                         of intent to acquire the
                                                                     remaining 28% stake which it
                ServiceMaster Co. LP                                 did not already own in
                                                                     ServiceMaster Consumer
                                                                     Services, from WMX
                                                                     Technologies.  The purchase
                                                                     was paid for with 18.1 million
                                                                     common shares of
                                                                     ServiceMaster stock valued at
                                                                     $522.6 million.

   11/06/95     NPC International Inc./    Withdrawn       Yes       A management-led investor
                                                                     group, including CEO Gene
                Investor Group                                       Bicknell, offered to acquire
                                                                     the remaining 38% interest, or
                                                                     9.1 million shares, which it did
                                                                     not already own for $9.00 per
                                                                     share.

   09/26/95     SCOR US Corp./             Completed       No        Societe Commerciale de
                                                                     Reassurance (SCOR) offered
                Societe Commerciale de                               to acquire the remaining 20%
                Reassurance (SCOR)                                   stake it did not already own in
                                                                     SCOR US for $14.50 cash
                                                                     per share or a total value
                                                                     of %50.86 million in cash.


                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE     TRANS.       PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/       VALUE       ----------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.      (MM)       1 DAY    1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------

   08/30/95     Syms Corp./                   78.0%          22.0%       $ 8.75    $   27.9       11.1%     9.4%       25.0%

                Investor Group








   08/25/95     GEICO Corp./                  51.0%          49.0%       $70.00    $2,322.8       25.6%    24.4%       24.7%

                Berkshire Hathaway Inc.







-----------------------------------------------------------------------------------------------------

 ANNOUNCEMENT       TARGET/                           INDEPENDENT
     DATE          ACQUIROR                STATUS       COMMITTEE             DESCRIPTION
-----------------------------------------------------------------------------------------------------

   08/30/95     Syms Corp./               Withdrawn       NA          An investor group led by Sy
                                                                      Syms, chairman and CEO of
                Investor Group                                        Syms, offered to acquire the
                                                                      remaining 22%, or 3.194
                                                                      million common shares, of
                                                                      Syms it did not already own
                                                                      for $8.75 in cash per share,
                                                                      or a total value of $27.948
                                                                      million, through a leveraged
                                                                      buyout transaction.

   08/25/95     GEICO Corp./              Completed       No          Berkshire Hathaway agreed
                                                                      to acquire the remaining 49%
                Berkshire Hathaway Inc.                               stake that it did not already
                                                                      own in GEICO for $70 per
                                                                      share, or a total value of
                                                                      $2.32 billion.  The transaction
                                                                      was subject to regulatory
                                                                      approval, including that of the
                                                                      state insurance regulators.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE        TRANS.    PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/          VALUE   -----------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.         (MM)    1 DAY    1 WEEK    1 MONTH
-------------------------------------------------------------------------------------------------------------------------------
   07/20/95     Signet Star Holdings Inc./    60.0%           40.0%          NM      $ 104.6       NM         NM        NM

                WR Berkley Corp.











   07/14/95     REN Corp.-USA/                53.0%           47.0%      $ 20.00     $ 177.7       23.1%    24.0      31.7%

                COBE Laboratories Inc.
                (Gambro AB)




   07/10/95     RC Cement Co. Inc./           70.0%           30.0%          NM      $  65.0       NM         NM        NM

                UNICEM SpA







----------------------------------------------------------------------------------------------------


 ANNOUNCEMENT       TARGET/                            INDEPENDENT
     DATE          ACQUIROR                  STATUS     COMMITTEE             DESCRIPTION
----------------------------------------------------------------------------------------------------
   07/20/95     Signet Star Holdings Inc./  Completed      No        WR Berkley definitively
                                                                     agreed to acquire the
                WR Berkley Corp.                                     remaining 40% of the capital
                                                                     stock that it did not already
                                                                     own in Signet Star Holdings,
                                                                     from General Re, for $104.6
                                                                     million.  The consideration
                                                                     was to consist of .45 milliion
                                                                     Berkley series B cumulative
                                                                     preferred shares valued at
                                                                     $68.8 million and $35.8
                                                                     million in the assumption of
                                                                     liabilities.

   07/14/95     REN Corp.-USA/              Completed      Yes       COBE Laboratories, a unit of
                                                                     Gambro, offered to acquire
                COBE Laboratories Inc.                               the remaining 8.88 million
                (Gambro AB)                                          common shares in its 53%
                                                                     owned REN-USA subsidiary
                                                                     for $20 in cash per share, or a
                                                                     total value of $177.7 million.

   07/10/95     RC Cement Co. Inc./         Completed      No        UNICEM, a unit of IFIL
                                                                     Partecipazioni, a subsidiary of
                UNICEM SpA                                           Italian state-owned Instituto
                                                                     Finanzianio Industriale's IFIL-
                                                                     Finanziaria unit, acquired the
                                                                     remaining 30% stake of RC
                                                                     Cement from Italcementi, that
                                                                     it did not already own, for $65
                                                                     million.


                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                                PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE     TRANS.      PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/       VALUE   ------------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.      (MM)   1 DAY    1 WEEK    1 MONTH
---------------------------------------------------------------------------------------------------------------------------
   07/06/95     Grand Gaming Corp./           77.8%          22.2%       $ 5.06    $ 36.5     NM         NM         NM

                Grand Casinos Inc.




   07/04/95     Jupiter National Inc./        55.0%          45.0%       $29.50    $ 25.5    9.0%       9.0%       28.0%

                Johnston Industries Inc.






   05/19/95     Bic Corp./                    78.0%          22.0%       $36.50    $191.6    2.0%       1.0%       17.0%

                BIC SA






-------------------------------------------------------------------------------------------


 ANNOUNCEMENT       TARGET/                            INDEPENDENT
     DATE          ACQUIROR                 STATUS       COMMITTEE            DESCRIPTION
---------------------------------------------------------------------------------------------------
   07/06/95     Grand Gaming Corp./        Completed       No       Grand Casinos signed a letter
                                                                    of intent to acquire the
                Grand Casinos Inc.                                  remaining 7.2 million shares of
                                                                    Grand Gaming it did not
                                                                    already own in a stock swap
                                                                    valued at $36.485 million.

   07/04/95     Jupiter National Inc./     Completed       Yes      Johnston Industries was
                                                                    rejected in its offer to acquire
                Johnston Industries Inc.                            the remaining 863,433
                                                                    common shares, or 45%
                                                                    stake, in Jupiter National, that
                                                                    it did not already own, for
                                                                    $29.50 in cash per share, or a
                                                                    total value of $25.471 million.

   05/19/95     Bic Corp./                 Completed       Yes      BIC plans to acquire the
                                                                    remaining 22% stake it does
                BIC SA                                              not already own in BIC Corp.
                                                                    for $36.50 in cash per share,
                                                                    or a total value of $191.625
                                                                    million.  The transaction is
                                                                    subject to regulatory
                                                                    approval.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                             PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE     TRANS.   PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/       VALUE  -----------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.      (MM)   1 DAY    1 WEEK    1 MONTH
-------------------------------------------------------------------------------------------------------------------------
   05/16/95     Total Containment Inc.            56.0%      44.0%       $10.50      $21.4   11.0%     8.0%     35.0%
                (Groupe Treco Ltd.)/

                Danaher Corp.






   04/19/95     Echo Bay Mines                    50.0%      50.0%           NM      $32.5     NM       NM        NM
                Ltd.-Kensington Mine Project/

                Coeur d'Alene Mines Corp.





--------------------------------------------------------------------------------------------


 ANNOUNCEMENT       TARGET/                             INDEPENDENT
     DATE          ACQUIROR                  STATUS       COMMITTEE             DESCRIPTION
-------------------------------------------------------------------------------------------------------
   05/16/95     Total Containment Inc.    Withdrawn         Yes         Danaher plans to acquire the
                (Groupe Treco Ltd.)/                                    remaining 44% stake it does
                                                                        not already own in Total
                Danaher Corp.                                           Containment, a unit of
                                                                        Groupe Treco, by purchasing
                                                                        2.042 million common shares
                                                                        from the public for $10.50 in
                                                                        cash per share, or a total
                                                                        value of $21.44 million.

   04/19/95     Echo Bay Mines Ltd.-      Completed         No          Coeur d'Alene Mines agreed
                Kensington Mine Project/                                to acquire the remaining 50%
                                                                        interest in the Kensington
                Coeur d'Alene Mines Corp.                               Mine Project from its joint
                                                                        venture partner, Echo Bay
                                                                        Mines, for $32.5 million in
                                                                        cash and a scaled royalty
                                                                        payment.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                               PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE      TRANS.    PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/        VALUE    ----------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.       (MM)    1 DAY    1 WEEK    1 MONTH
---------------------------------------------------------------------------------------------------------------------------
   04/07/95     LIN Broadcasting Corp./           52.0%      48.0%      $127.50    $3,262.0     4.9%     4.7%     (0.6)%

                McCaw Cellular
                Communications Inc. (AT&T)













   04/05/95     Club Med Inc./                    70.8%      29.2%      $ 26.25    $ 111.1     16.0%    14.8%      18.0%

                Club Mediterranee SA







----------------------------------------------------------------------------------------------------


 ANNOUNCEMENT       TARGET/                            INDEPENDENT
     DATE          ACQUIROR                 STATUS       COMMITTEE         DESCRIPTION
----------------------------------------------------------------------------------------------------
   04/07/95     LIN Broadcasting Corp./   Completed       Yes        McCaw Cellular
                                                                     Communications, a unit of
                McCaw Cellular                                       AT&T, agreed to exercise its
                Communications Inc.                                  option to acquire the
                (AT&T)                                               remaining 48%, or 25.584
                                                                     million shares, of LIN
                                                                     Broadcasting it did not
                                                                     already own for $127.50 in
                                                                     cash per share held, or a total
                                                                     value of $3.262 billion. The
                                                                     transaction was part of the
                                                                     `private market value
                                                                     guarantee', that was
                                                                     contingent on McCaw
                                                                     acquiring a majority interest in
                                                                     LIN.

   04/05/95     Club Med Inc./            Completed       No         Club Mediterranee
                                                                     announced plans to launch a
                Club Mediterranee SA                                 tender offer to acquire the
                                                                     remaining 4.233 million
                                                                     shares, or 29.2% stake, which
                                                                     it did not already own in its
                                                                     Club Med unit for $26.25 cash
                                                                     per share, or a total value of
                                                                     $111.12 million.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                PREMIUM OVER STOCK PRICE
                                            PERCENT OF                 PER SHARE     TRANS.       PRIOR TO ANNOUNCEMENT
 ANNOUNCEMENT       TARGET/               SHARES OWNED      PERCENT     OFFER/       VALUE    ------------------------------
     DATE          ACQUIROR              PRE-TRANSACTION    SOUGHT     CONSIDER.      (MM)    1 DAY    1 WEEK    1 MONTH
----------------------------------------------------------------------------------------------------------------------------

   03/29/95     Cencom of Alabama LP/          NA              NA            NA     $150.0      NM         NM        NM

                Marcus Cable Co. LP




   03/27/95     Terra Nitrogen Co. LP/        60.0%          40.0%      $ 30.00     $229.1     9.1%      11.1%      8.6%

                Terra Industries Inc.
                (Minorco SA/Anglo
                American Corp. of SA Ltd.)







   03/15/95     Ropak Corp./                  57.2%          42.8%      $ 11.00     $ 23.4     7.3%       6.0%      4.8%

                LinPac Mouldings Ltd.





-------------------------------------------------------------------------------------------------


 ANNOUNCEMENT       TARGET/                             INDEPENDENT
     DATE          ACQUIROR                  STATUS       COMMITTEE          DESCRIPTION
-------------------------------------------------------------------------------------------------

   03/29/95     Cencom of Alabama LP/       Completed        No      Marcus Cable entered into
                                                                     negotiations to acquire the
                Marcus Cable Co. LP                                  remaining interest it did not
                                                                     already own in Cencom of
                                                                     Alabama for $150 million in
                                                                     cash and stock.

   03/27/95     Terra Nitrogen Co. LP/      Withdrawn        Yes     Terra Industries, a unit of the
                                                                     Minorco subsidiary of Anglo
                Terra Industries Inc.                                American Corp. of South
                (Minorco SA/Anglo                                    Africa, planned to acquired the
                American Corp. of SA Ltd.)                           remaining 40% stake that it
                                                                     did not already own in its
                                                                     Terra Nitrogen subsidiary for
                                                                     $30 per senior preference
                                                                     unit, or a total value of
                                                                     $229.091 million.


   03/15/95     Ropak Corp./                Partially        No      LinPac Mouldings, a unit of
                                            Completed                LinPac Group, planned to
                                                                     launch a hostile tender offer
                                                                     for the remaining 42.8% it did
                                                                     not already own in Ropak for
                                                                     $11 in cash per share, or a
                                                                     total value of $23.386 million.


                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------

   02/27/95     Bankers Life Holding Corp./       60.6%          39.4%   $22.00      $458.5      18.9%      23.9%      4.8%

                 Conseco Inc.




   02/07/95     Rust International Inc.           96.4%           3.6%   $14.00       $42.0       8.7%      19.2%     21.7%
                (Chemical Waste Management)/

                WMX Technologies Inc.







   02/07/95     Suites of America Inc./           50.0%          50.0%    NA          $33.5      NM         NM        NM

                Prime Hospitality Corp.



 -----------------------------------------------------------------------------------------------------

 ANNOUNCEMENT     TARGET/                                   INDEPENDENT
    DATE         ACQUIROR                        STATUS      COMMITTEE            DESCRIPTION
 -----------------------------------------------------------------------------------------------------

   02/27/95     Bankers Life Holding Corp./     Withdrawn       Yes     Conseco Inc. planned to acquire
                                                                        the remaining 39.4% it did not
                 Conseco Inc.                                           already own in Bankers Life
                                                                        Holding Corp. for $22 in cash
                                                                        per share, or a total value of
                                                                        $458.5 million.

   02/07/95     Rust International Inc.         Completed       Yes     WMX Technologies planned to
                (Chemical Waste Management)/                            acquire the remaining 3.61%
                                                                        stake it did not already own in
                WMX Technologies Inc.                                   Rust International, a
                                                                        majority-owned unit of its
                                                                        Chemical Waste Management
                                                                        subsidiary, by purchasing 3
                                                                        million shares at $14 in cash
                                                                        per share, or a total value of
                                                                        $42 million.

   02/07/95     Suites of America Inc./         Completed       No      Prime Hospitality agreed to
                                                                        acquire an option to purchase
                Prime Hospitality Corp.                                 the remaining 50% interest in
                                                                        its Suites of America
                                                                        subsidiary from ShoLodge for
                                                                        $33.5 million.  Previously,
                                                                        ShoLodge received an option to
                                                                        acquire a 50% interest in
                                                                        Suites of America from Prime
                                                                        Hospitality.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------

   02/06/95     Journal-Star Printing Co.         49.7%          50.3%    NA          $59.0      NM         NM        NM
                (Journal Ltd.)/

                Lee Enterprises Inc.






   01/26/95     Superlite Block/                  50.0%          50.0%    NA          $23.4      NM         NM        NM

                Oldcastle Inc. (CRH PLC)






   12/28/94     Fleet Mortgage                    81.0%          19.0%   $20.00      $188.1      19.4%      18.5%     23.1%
                Group Inc./

                Fleet Financial
                Group Inc.
-------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                            INDEPENDENT
      DATE              ACQUIROR                STATUS      COMMITTEE            DESCRIPTION
-------------------------------------------------------------------------------------------------------

   02/06/95     Journal-Star Printing Co.      Completed       No      Lee Enterprises agreed to
                (Journal Ltd.)/                                        acquire the remaining 50.25%
                                                                       interest it did not already own
                Lee Enterprises Inc.                                   in Journal-Star Printing from
                                                                       Journal Ltd. in exchange for an
                                                                       undisclosed amount of common
                                                                       shares equivalent to a 7% stake
                                                                       in Lee Enterprises valued at
                                                                       $59 million.

   01/26/95     Superlite Block/               Completed       No      Oldcastle, a unit of CRH,
                                                                       acquired the remaining 50%
                Oldcastle Inc. (CRH PLC)                               interest that it did not
                                                                       already own in Superlite Block
                                                                       from its joint-venture partner,
                                                                       Arizona Black Group, for $23.4
                                                                       million in cash and the
                                                                       assumption of debt.

   12/28/94     Fleet Mortgage                 Completed       No      Fleet Financial Group agreed to
                Group Inc./                                            acquire the remaining 19% it
                                                                       did not already own in Fleet
                Fleet Financial                                        Mortgage Group for $20 per
                Group Inc.                                             share.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE     ------------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------


   12/28/94     Scott Health Care/                50.0%          50.0%    NA         $68.0       NM         NM        NM

                Molnlycke AB (SCA)




   12/16/94     ID Vaccine Corp./                 74.2%          25.8%    NA          NA         NM         NM        NM

                ID Biomedical Corp.






   12/08/94     Destineer Corp./                  80.0%          20.0%    NA         $63.0       NM         NM        NM

                Mobile Telecommunications
                Technologies Corp.






--------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                             INDEPENDENT
      DATE              ACQUIROR                 STATUS      COMMITTEE            DESCRIPTION
--------------------------------------------------------------------------------------------------------


   12/28/94     Scott Health Care/              Completed       No      Molnlycke AB, a unit of Svenska
                                                                        Cellulosa AB (SCA), acquired
                Molnlycke AB (SCA)                                      the remaining 50% interest that it
                                                                        did not already own in Scott
                                                                        Health Care from its joint-venture
                                                                        partner Scott Paper, for $68 million.

   12/16/94     ID Vaccine Corp./               Completed       No      ID Biomedical signed a letter
                                                                        of intent to acquire the
                ID Biomedical Corp.                                     remaining 25.8% it did not
                                                                        already own in ID Vaccine in
                                                                        exchange for 472,925 warrants.
                                                                        The warrants are exchangeable
                                                                        into ID Biomedical common
                                                                        shares on a one-for-one basis.

   12/08/94     Destineer Corp./                Completed       No      Mobile Telecommunications
                                                                        Technologies agreed to acquire
                Mobile Telecommunications                               the remaining 20% stake which
                Technologies Corp.                                      it did not already own in Destineer
                                                                        from Microsoft, Integral Capital
                                                                        Partners, Kleiner Perkins Caufield
                                                                        & Byers, William Gates, and Paul
                                                                        Allen, in exchange for 4 million
                                                                        shares of MTT common stock valued
                                                                        at $63 million.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PREMIUM OVER STOCK PRICE
                                                PERCENT OF               PER SHARE   TRANS.          PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED    PERCENT    OFFER/     VALU        ----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT    CONSIDER.    (MM)        1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------

   11/2/94      Pacific Telecom Inc./             87.0%         13.0%   $30.00       $159.0     15.5%     15.5%      13.7%

                PacifiCorp





   10/31/94     HealthAmerica Pennsylvania/       80.0%         20.0%       NA       $50.0        NM         NM        NM

                Coventry Corp.





--------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                             INDEPENDENT
      DATE              ACQUIROR                 STATUS      COMMITTEE            DESCRIPTION
--------------------------------------------------------------------------------------------------------
   11/2/94      Pacific Telecom Inc./           Completed       Yes     PacifiCorp offered to acquire
                                                                        the remaining 13% interest, 5.3
                PacifiCorp                                              million common shares, that
                                                                        it did not already own in Pacific
                                                                        Telecom for $30 in cash per share.
                                                                        The transaction was subject to
                                                                        regulatory approval.

   10/31/94     HealthAmerica Pennsylvania/     Completed       No      Coventry acquired the remaining
                                                                        20% interest in HealthAmerica
                Coventry Corp.                                          Pennsylvania which it did not
                                                                        already own for $50 million in
                                                                        cash.  Coventry also agreed to
                                                                        dismiss its breach of contract
                                                                        litigation against
                                                                        HealthAmerica.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PREMIUM OVER STOCK PRICE
                                                PERCENT OF               PER SHARE   TRANS           PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT     OFFER/     VALUE       ----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION  SOUGHT     CONSIDER.    (MM)        1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------

   10/5/94      WFXT-TV/                          51.0%          49.0%    NA         $80.0          NM         NM        NM

                Fox Television
                Stations Inc.










   9/22/94      Skytel Corp./                     90.4%           9.6%    NA         $58.0          NM         NM        NM

                Mobile Telecommunications
                Technologies Corp.


   9/08/94      Contel Cellular Inc./             90.0%          10.0%   $22.50     $223.9         26.8%      21.6%     15.4%

                GTE



--------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                             INDEPENDENT
      DATE              ACQUIROR                 STATUS      COMMITTEE            DESCRIPTION
--------------------------------------------------------------------------------------------------------
   10/5/94      WFXT-TV/                        Completed       No      Fox Television Stations, a unit
                                                                        of News Corp. Ltd., agreed to
                Fox Television                                          acquire the remaining 49%
                Stations Inc.                                           interest it did not already own
                                                                        in WFXT-TV from the Boston Celtics
                                                                        for $80 million. Fox also agreed to
                                                                        exercise its option to raise its
                                                                        stake to 51% from 25% in WFXT-TV.
                                                                        Fox had previously been granted an
                                                                        option to acquire a 25% stake from
                                                                        its original sales agreement with
                                                                        the Celtics. The transaction was
                                                                        subject to regulatory approval.

   9/22/94      Skytel Corp./                   Completed       No      Mobile Telecommunication
                                                                        Technologies agreed to acquire
                Mobile Telecommunications                               the remaining 9.6% stake it
                Technologies Corp.                                      does not already own in Skytel
                                                                        for $58 million in common stock.

   9/08/94      Contel Cellular Inc./           Completed       No      GTE offered to acquire all
                                                                        outstanding A shares for $22.50
                GTE                                                     in cash per share. The Class B
                                                                        shares owned by GTE were converted
                                                                        into shares of the merged company.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.         PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------



   8/24/94      Castle & Cooke Homes/             83.0%          17.0%   $15.75       $81.5      35.5%      41.6%     51.1%

                Dole Food Co.

   7/29/94      Intergroup Healthcare Corp./      62.6%          37.4%   $65.00      $255.7      49.7%      51.6%     30.3%

                Foundation Health Corp.







   7/28/94      Chemical Waste Management/        78.6%          21.4%    $9.75      $437.8      21.9%      20.0%     11.4%

                WMX Technologies





   6/10/94      Qualex Inc./                      50.0%          50.0%    NA         $284.0       NM         NM        NM

                Eastman Kodak Co. Inc.





--------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                             INDEPENDENT
      DATE              ACQUIROR                 STATUS      COMMITTEE            DESCRIPTION
--------------------------------------------------------------------------------------------------------



   8/24/94      Castle & Cooke Homes/           Completed       Yes     Dole amended its offer to
                                                                        $15.75 after an initial offer
                Dole Food Co.                                           of $14 in cash per share.

   7/29/94      Intergroup Healthcare Corp./    Completed       No      Foundation Health, an owner and
                                                                        operator of HMOs, agreed to
                Foundation Health Corp.                                 acquire the remaining 3.6
                                                                        million shares it did not own.
                                                                        FH offered, under a collar
                                                                        agreement, $65 in FH common
                                                                        shares or $65 in new FH
                                                                        convertible preferred for each
                                                                        IH share.

   7/28/94      Chemical Waste Management/      Completed       Yes     Chemical Waste Management
                                                                        shareholders were to originally
                WMX Technologies                                        receive .27 shares ($7.40)
                                                                        of WMX Technologies shares
                                                                        for each Chemical Waste Management
                                                                        share held. The offer was amended
                                                                        to $9.75.

   6/10/94      Qualex Inc./                    Completed       No      Eastman Kodak acquired the
                                                                        remaining 50% interest in
                Eastman Kodak Co. Inc.                                  Qualex from its joint venture
                                                                        partner, Actava Group, for $150
                                                                        million in cash and $134
                                                                        million in the assumption of
                                                                        liabilities.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.         PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------


   6/06/94      Ogden Projects Inc./              84.2%          15.8%     $18.40    $110.3       5.8%      15.2%     20.6%

                Ogden Corporation










   3/23/94      Adia Services Inc./              81.0%          19.0%      $17.42    $35.8       25.5%      27.9%     38.5%

                Adia SA








   3/01/94      FoxMeyer Corp./                  80.5%          19.5%      $15.75    $86.8        2.8%       3.7%      6.7%

                National Intergroup Inc.


--------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                             INDEPENDENT
      DATE              ACQUIROR                 STATUS      COMMITTEE            DESCRIPTION
--------------------------------------------------------------------------------------------------------


   6/06/94      Ogden Projects Inc./            Completed       Yes     Ogden Corporation, a hazardous
                                                                        waste removal contractor,
                Ogden Corporation                                       offered to acquire the
                                                                        remaining 15.8% of Ogden
                                                                        Projects that it did not own.
                                                                        Per the original offer, OP
                                                                        shareholders were to receive
                                                                        .78 shares of OG's common stock
                                                                        for each OP share.  The Company
                                                                        revised their bid to an
                                                                        exchange ratio of  .84 Odgen
                                                                        shares per each OPI share.

   3/23/94      Adia Services Inc./             Completed       Yes     Adia Services' shareholders
                                                                        were originally to receive
                Adia SA                                                 $14.00 in cash and $21.02 in
                                                                        Adia ordinary shares for each
                                                                        Adia Services share held.  The
                                                                        offer was amended to $15.00 in
                                                                        cash plus an ADR equalling
                                                                        1/8th of an ordinary share of
                                                                        Adia for each Adia Services
                                                                        share held.

   3/01/94      FoxMeyer Corp./                 Completed       Yes     National Intergroup offered
                                                                        .904 NI common shares per share
                National Intergroup Inc.                                of Foxmeyer Corporation in a
                                                                        bid to acquire the 19.5% it did
                                                                        not own.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ---------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
----------------------------------------------------------------------------------------------------------------------------

   2/17/94      Scripps Howard Broadcasting/     86.0%          14.0%    $82.80     $115.9        9.3%      NM         9.3%

                EW Scripps Co.





   01/07/94     Holnam Inc./                     95.0%           5.0%    $7.65       $54.0       13.3%      15.5%      5.5%

                Holderbank Financiere Gloris
                Ltd.







-----------------------------------------------------------------------------------------------------


  ANNOUNCEMENT          TARGET/                          INDEPENDENT
      DATE              ACQUIROR              STATUS      COMMITTEE            DESCRIPTION
-----------------------------------------------------------------------------------------------------

   2/17/94      Scripps Howard Broadcasting/ Completed       Yes     EW Scripps offered
                                                                     consideration of 3.45 class A
                EW Scripps Co.                                       common shares for each Scripps
                                                                     Howard share.  EW had
                                                                     originally offered 3 class A
                                                                     common shares for each Scripps
                                                                     Howard share held.

   01/07/94     Holnam Inc./                 Completed       No      Holderbank Financiere Gloris
                                                                     Ltd., a Swiss cement producer,
                Holderbank Financiere Gloris                         acquired 5% of Michigan-based
                Ltd.                                                 Holnam Inc., a leading North
                                                                     American producer of cement.
                                                                     Holnam was previously listed
                                                                     on the NYSE. The squeeze-out
                                                                     was effected by way of a
                                                                     short-form merger; with
                                                                     Holnam shareholders receiving
                                                                     $7.65 per share in cash.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ---------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
----------------------------------------------------------------------------------------------------------------------------

   01/05/94     Garden State Newspapers, Inc.    60.0%          40.0%     NA         $63.0       NM        NM         NM
                (Media General, Inc.)/

                Affiliated Newspapers
                Investments, Inc.
















   12/08/93     Dresser Industries/              70.5%          29.5%     NM        $558.0       NM        NM         NM

                Litton Industries
                (Western Atlas)

   10/13/93     Medical Marketing Group/         54.2%          45.8%    $27.25     $157.0     (22.6)%    (12.2)%    (7.6)%

                Medco Containment Services

-------------------------------------------------------------------------------------------------------


  ANNOUNCEMENT          TARGET/                            INDEPENDENT
      DATE              ACQUIROR                STATUS      COMMITTEE            DESCRIPTION
-------------------------------------------------------------------------------------------------------

   01/05/94     Garden State Newspapers, Inc.  Completed       No      ANI, a holding company owned by
                (Media General, Inc.)/                                 Richard B. Scudder and William
                                                                       Dean Singleton, agreed to
                Affiliated Newspapers                                  acquire Media General's 40%
                Investments, Inc.                                      stake in Garden State
                                                                       Newspapers plus shares of
                                                                       Garden State's Series A and C
                                                                       preferred stock for $62.7
                                                                       million cash and warrants to
                                                                       purchase 40% of Denver
                                                                       Newspapers, Inc. (also owned
                                                                       by Messrs. Scudder and
                                                                       Singleton). Additionally,
                                                                       Media General will exchange
                                                                       $46.4 million of Series B
                                                                       preferred stock for $46.4
                                                                       million of Denver Newspapers'
                                                                       preferred stock. (Exclusive
                                                                       of warrants to purchase 40%
                                                                       of Denver Newspapers, Inc.)

   12/08/93     Dresser Industries/            Completed       No      Dresser sold its 29.5% stake to
                                                                       its joint venture partner,
                Litton Industries                                      Litton Industries.
                (Western Atlas)

   10/13/93     Medical Marketing Group/       Completed       Yes     Medco issued an amended bid of
                                                                       $27.25 for 5.8 million shares.
                Medco Containment Services


                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE      -----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------

   09/20/93     Valley Fashions Inc./            95.0%           5.0%    $46.00     $ 64.4      (7.8)%     (7.1)%    (4.2)%
                Westpoint-Pepperell Inc.

   08/03/93     Guess?, Inc.                     60.0%          40.0%     NA        $214.0       NM         NM        NM
                (40% stake owned by Georges
                Marciano)/ Maurice, Paul,
                and Armond Marciano

   04/26/93     Southeastern Public Service      71.0%          29.0%     NA           NA        NM         NM        NM
                Co./ DWG Corp.

   02/08/93     Power Spectrum/                     NA           NA       NA           NA        NM         NM        NM
                Geotek Industries

   08/17/92     PHLCorp, Inc./                   63.1%          36.9%    $25.78     $139.9      7.4%      13.9%      5.8%
                Leucadia National Corp.



-------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                            INDEPENDENT
      DATE              ACQUIROR                STATUS      COMMITTEE            DESCRIPTION
-------------------------------------------------------------------------------------------------------

   09/20/93     Valley Fashions Inc./          Completed       No      Westpoint-Pepperell acquired
                Westpoint-Pepperell Inc.                               the 5% it did not own in Valley
                                                                       Fashions for $46 per share.

   08/03/93     Guess?, Inc.                   Completed       No      Guess?, Inc. repurchased 87.5%
                (40% stake owned by Georges                            of Georges Marciano's 40% stake
                Marciano)/Maurice, Paul and                            for $190 plus 38% of net
                Marciano                                               profits from June 1, 1993 until
                                                                       closing (Aug. 23, 1993), or
                                                                       $13.5 million.  A trust for the
                                                                       benefit of Paul Marciano bought
                                                                       the remaining stake for $10
                                                                       million plus 2% of net earnings
                                                                       during the same period, or $0.7
                                                                       million.

   04/26/93     Southeastern Public Service    Completed       No      Shareholders received .55 DWG
                Co./DWG Corp.                                          shares and $6 principal
                                                                       consisting of a note.  Revised
                                                                       to .8 DWG shares

   02/08/93     Power Spectrum/                Completed       No      Privately negotiated transaction.
                Geotek Industries

   08/17/92     PHLCorp, Inc./                 Completed       No      Based on an exchange ratio of
                Leucadia National Corp.                                1:0.406 Leucadia will effect a
                                                                       two-for-one stock split in the
                                                                       form of a 100% stock dividend.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


-----------------------------------------------------------------------------------------------------------------------------
                                                PERCENT OF              PER SHARE    TRANS.       PREMIUM OVER STOCK PRICE
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE         PRIOR TO ANNOUNCEMENT
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------


   07/24/92     Frank B. Hall & Co., Inc./       70.6%          29.4%    $ 2.97      $ 43.9      (32.1)%    (20.8)%   (17.3)%
                Reliance Group Holdings Inc.

   06/25/92     Katy Industries, Inc./           52.6%          47.4%    $22.00      $ 94.1       31.3%      29.4%     34.4%
                Carroll Family


   03/02/92     Grace Energy Corp./              83.4%          16.6%    $19.00      $ 77.3       11.8%      55.1%     60.0%
                WR Grace & Co.

   02/24/92     Unocal Exploration Corp./        96.0%           4.0%    $11.68      $117.7       18.3%      18.3%     19.8%
                Unocal Corp.




   02/06/92     Spelling Entertainment Inc./     82.3%          17.7%    $ 7.25      $ 42.1        3.2%      (1.6)%     0.0%
                The Charter Company

   11/12/91     Recontek Inc./                   83.3%          16.7%    $18.00      $ 13.0       NM        NM         NM
                PS Group Inc.


------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                           INDEPENDENT
      DATE              ACQUIROR               STATUS      COMMITTEE            DESCRIPTION
------------------------------------------------------------------------------------------------------


   07/24/92     Frank B. Hall & Co., Inc./    Completed       No      Based on exchange ratio of 1:0.625.
                Reliance Group Holdings Inc.

   06/25/92     Katy Industries, Inc./        Withdrawn       No      Carroll family offer was with-drawn
                Carroll Family                                        after a special board committee of
                                                                      Katz recommended against the merger.

   03/02/92     Grace Energy Corp./           Completed       Yes     Tender offer to acquire the
                WR Grace & Co.                                        remaining shares for $19 cash
                                                                      per share.

   02/24/92     Unocal Exploration Corp./     Completed       Yes     Unocal acquired remaining 10.08
                Unocal Corp.                                          million shares in Unocal
                                                                      Exploration in a stock swap
                                                                      based on an exchange ratio of
                                                                      1:0.54. Unocal Corp. owned more
                                                                      than 90% pre-transaction.

   02/06/92     Spelling Entertainment Inc./  Completed       Yes     Based on exchange ratio of 1:1.
                The Charter Company

   11/12/91     Recontek Inc./                Withdrawn       Yes     There is no established public
                PS Group Inc.                                         trading market for the Recontek
                                                                      stock.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS



-----------------------------------------------------------------------------------------------------------------------------
                                                                                     TRANS.       PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    VALUE         PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/                  ----------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------------

   10/29/91     American Television              82.0%          18.0%    $62.00    $1,217.2       21.6%      20.7%     26.5%
                and Communications/
                Time Warner

   09/16/91     Arkla Exploration Co./           82.0%          18.0%    $15.56    $   93.3       23.2%      29.6%     31.0%
                Arkla Inc.

   07/30/91     Jiffy Lube                       82.4%          17.6%    $ 6.00    $    9.2       20.0%       4.3%     14.3%
                International, Inc./
                Pennzoil Acquisition Corp.

   07/30/91     Wabash Railroad Co./             99.8% co.       0.2%     (a)      $    8.4       25.0%      25.0%     26.1%
                Norfolk & Western Railway Co.    66.2% pf.      33.8%

   07/26/91     Country Lake Foods Inc./         67.7% pf.      32.3%    $15.30    $   21.9       39.1%      45.7%     56.9%
                Land O'Lakes, Inc.


---------------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                              INDEPENDENT
      DATE              ACQUIROR                  STATUS      COMMITTEE            DESCRIPTION
---------------------------------------------------------------------------------------------------------

   10/29/91     American Television              Completed       Yes     $82.50 in principal amount of
                and Communications/                                      Time Warner's Redeemable Reset
                                                                         Notes due August 15, 2002 for
                Time Warner                                              Class A shares.  FBC valued to
                                                                         notes at a discount of $62.00.

   09/16/91     Arkla Exploration Co./           Completed       Yes     Based on an exchange ratio of 1:0.95.
                Arkla Inc.

   07/30/91     Jiffy Lube                       Completed       Yes     All-cash offer.
                International, Inc./
                Pennzoil Acquisition Corp.

   07/30/91     Wabash Railroad Co./             Completed       No      (a) Pfd. stock will be
                                                                         converted into a right to
                Norfolk & Western Railway Co.                            receive $75.00 plus accrued
                                                                         dividends and outstanding
                                                                         common will be converted at
                                                                         the ratio of 1:10.15570404.
                                                                         NSC's closing price on 7/29
                                                                         was $49.00.  The premia shown
                                                                         here were based on preferred,
                                                                         not common stock.

   07/26/91     Country Lake Foods Inc./        Completed        Yes     All-cash offer.
                Land O'Lakes, Inc.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.       PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE    ------------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
----------------------------------------------------------------------------------------------------------------------------

   06/13/91     Weigh-Tronix Inc./              57.0%          43.0%     $22.00   $ 25.3      46.7%      41.9%      47.9%
                Stavely Industries PLC






   02/28/91     Metcalf & Eddy                  82.0%          18.0%     $18.27   $ 47.9      21.8%      16.0%      27.1%
                Companies/
                Air & Water Tech. Corp.

   02/06/91     Hamilton Oil/                   50.1%          49.9%     $40.00   $527.9      18.5%      21.2%      21.2%
                BHP Holdings



-----------------------------------------------------------------------------------------------------

  ANNOUNCEMENT          TARGET/                          INDEPENDENT
      DATE              ACQUIROR            STATUS        COMMITTEE            DESCRIPTION
----------------------------------------------------------------------------------------------------------

   06/13/91     Weigh-Tronix Inc./        Completed       Yes         The initial offer of $19.00 was
                Stavely Industries PLC                                rejected. The offer was
                                                                      conditioned on the delivery of
                                                                      0.547 million shares, and the
                                                                      cancellation by Weigh-Tronix of
                                                                      its 61,343 ESOP options.
                                                                      Stavely acquired 1,104,496
                                                                      shares.

   02/28/91     Metcalf & Eddy            Completed       Yes         Based on an exchange ratio of
                Companies/                                            1:0.875.
                Air & Water Tech. Corp.

   02/06/91     Hamilton Oil/             Completed       Yes         BHP purchased 7.4 million shares
                BHP Holdings                                                       through the tender offer, and
                                                                      acquired the rest by merger in
                                                                      which shareholders received a choice
                                                                      of $40.00 in cash or $40.00 in BHP's
                                                                      ADR per share.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ---------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
----------------------------------------------------------------------------------------------------------------------------
   01/03/91     Ocean Drilling &                 61.0%         39.0%     $19.13     $383.4      12.5%      22.4%       7.7%
                Exploration/
                Murphy Oil Corp.

   11/11/90     US West - New                    81.0%         19.0%     $43.32     $420.8      42.0%      52.0%      79.6%
                Vector Group Inc./
                US West Inc.

    11/8/90     Brad Ragan/                      75.0%         25.0%     $22.00     $ 12.3      24.8%      31.3%      24.8%
                Goodyear Tire & Rubber

   10/30/90     Neiman Marcus/                   59.4%         40.6%     $14.40     $378.6      28.0%      26.6%      34.0%
                General Cinema

   10/23/90     ERC Environmental & Energy/      61.2%         38.8%     $15.13     $ 24.6      37.5%      44.1%      26.1%
                Ogden Corp.

-----------------------------------------------------------------------------------------------------


  ANNOUNCEMENT          TARGET/                          INDEPENDENT
      DATE              ACQUIROR              STATUS      COMMITTEE            DESCRIPTION
-----------------------------------------------------------------------------------------------------
   01/03/91     Ocean Drilling &             Completed       Yes      Based on an exchange ratio of
                Exploration/                                          1:0.5. The merger comes after
                Murphy Oil Corp.                                      numerous attempts that began in
                                                                      1989. The initial offer of 0.5
                                                                      shares of Murphy was withdrawn
                                                                      because Salomon could not
                                                                      deliver a fairness opinion.
                                                                      First Boston's subsequent
                                                                      effort to spin-off ODECO
                                                                      failed due to a decline in
                                                                      stock market condition.

   11/11/90     US West - New                Completed       Yes      Based on an exchange ratio of
                Vector Group Inc./                                    1:1.14.
                US West Inc.

    11/8/90     Brad Ragan/                  Withdrawn       Yes      The Special Committee had
                Goodyear Tire & Rubber                                approved Goodyear's offer to
                                                                      acquire the remaining shares.
                                                                      However, Goodyear withdrew
                                                                      the offer as a result of a
                                                                      class action lawsuit filed
                                                                      against the transaction.

   10/30/90     Neiman Marcus/               Withdrawn       Yes      Offer withdrawn upon withdrawal
                General Cinema                                        of Special Review Committee's
                                                                      recommendation.

   10/23/90     ERC Environmental & Energy/  Completed       Yes      All-cash offer.
                Ogden Corp.

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ---------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
----------------------------------------------------------------------------------------------------------------------------
   08/16/90     Academy Insurance/               50.1%         49.9%     $ 1.33     $ 46.0       24.6%      32.5%      41.3%
                Academy MergerCo Inc.

   07/31/90     Freeport-McMoRan                 81.5%         18.5%     $11.00     $252.9       37.5%      44.3%      49.2%
                OEG Co./
                Freeport-McMoRan Inc.

   07/19/90     Caesar New Jersey, Inc./         86.6%         13.4%     $22.25     $ 48.4       40.0%      49.3%      41.1%
                Caesar World, Inc.

   07/10/90     TVX Broadcast Group/             74.8%         25.2%     $ 9.50     $ 46.6       81.0%      90.0%      90.0%
                Paramount
                Communications Inc.

   07/06/90     Mack Trucks Inc./                60.6%         39.4%     $ 6.00     $ 86.6       14.3%      14.3%      17.1%
                Renault Vehicles
                Industrials

   05/17/90     DST Systems, Inc./               87.1%         12.9%     $15.85     $ 39.0       24.3%      40.9%      54.6%
                Kansas City Southern

   05/08/90     ISS Int'l Services System/       66.5%         33.5%     $12.00     $ 15.4       54.8%      60.0%      57.4%
                ISS Int'l Services System
                A/S


-----------------------------------------------------------------------------------------------------


  ANNOUNCEMENT          TARGET/                          INDEPENDENT
      DATE              ACQUIROR              STATUS      COMMITTEE            DESCRIPTION
-----------------------------------------------------------------------------------------------------
   08/16/90     Academy Insurance/           Completed       Yes      All-cash offer by management.
                Academy MergerCo Inc.

   07/31/90     Freeport-McMoRan             Completed       Yes      Each outstanding share of common
                OEG Co./                                              stock of FMOG was converted into
                Freeport-McMoRan Inc.                                 FTX shares having a market value
                                                                      of $11.00 with an exchange range
                                                                      of between 0.345 and 0.283 FTX
                                                                      shares.

   07/19/90     Caesar New Jersey, Inc./     Completed        No      Initial all-cash offer of $22.00
                Caesar World, Inc.                                    was increased to $22.25.


   07/10/90     TVX Broadcast Group/         Completed       Yes      Initial all-cash offer of $7.50
                Paramount                                             was increased to $9.50.
                Communications Inc.


   07/06/90     Mack Trucks Inc./            Completed       Yes      All-cash offer. Pre-transaction
                Renault Vehicles                                      ownership calculated on fully
                Industrials                                           diluted basis.


   05/17/90     DST Systems, Inc./           Completed       Yes      Initial all-cash offer of $14.00
                Kansas City Southern                                  was increased to $15.85.


   05/08/90     ISS Int'l Services System/   Completed       Yes      All-cash offer.
                ISS Int'l Services System
                A/S

                 SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PREMIUM OVER STOCK PRICE
                                                PERCENT OF              PER SHARE    TRANS.        PRIOR TO ANNOUNCEMENT
  ANNOUNCEMENT          TARGET/                SHARES OWNED   PERCENT    OFFER/      VALUE       ---------------------------
      DATE              ACQUIROR             PRE-TRANSACTION   SOUGHT   CONSIDER.     (MM)       1 DAY     1 WEEK    1 MONTH
----------------------------------------------------------------------------------------------------------------------------
   05/01/90     United Artists                  57.2%          42.8%     $16.32     $1,041.6     20.9%      23.2%      30.6%
                Entertainment/
                Tele-Communications, Inc.

   03/02/90     Triton Group Ltd./              51.6%          48.4%     $12.43     $   76.2      3.5%      16.9%      21.2%
                Intermark Inc.

   03/02/90     Shearson Lehman/                68.4%          31.6%     $14.10     $  393.5     12.8%      29.7%      20.0%
                American Express Co.

   02/16/90     National Mine Services/         51.2%          48.8%     $ 8.88     $   20.2     20.3%      12.7%      12.7%
                Anderson Mayor Investments
                Ltd.

   01/25/90     BraeCorp./                      57.8%          42.2%     $ 6.25     $   26.8     16.3%      16.3%      14.9%
                Leucadia National Corp.

   01/24/90     Copperweld Corp./               55.6%          44.4%     $17.00     $   78.0     47.8%      43.2%      31.4%
                Imetal SA

-----------------------------------------------------------------------------------------------------


  ANNOUNCEMENT          TARGET/                          INDEPENDENT
      DATE              ACQUIROR              STATUS      COMMITTEE            DESCRIPTION
-----------------------------------------------------------------------------------------------------
   05/01/90     United Artists               Completed        No      Based on an exchange ratio of
                Entertainment/                                        1:1.02. TCI will also purchase
                Tele-Communications, Inc.                             742,746 rights outstanding at
                                                                      $17.17.

   03/02/90     Triton Group Ltd./           Completed       Yes      Based on an exchange ratio of
                Intermark Inc.                                        1:1.4.


   03/02/90     Shearson Lehman/             Completed       Yes      Based on an exchange ratio of
                American Express Co.                                  1:0.48. Value and ownership
                                                                      calculations are based on common
                                                                      stock ownership.

   02/16/90     National Mine Services/      Completed       Yes      All-cash offer. The initial bid
                Anderson Mayor Investments                            of $8.50 was rejected.
                Ltd.


   01/25/90     BraeCorp./                   Completed       Yes      All-cash offer.
                Leucadia National Corp.

   01/24/90     Copperweld Corp./            Completed       Yes      Initial all-cash offer of $15.50
                Imetal SA                                             per share was increased to $17.00
                                                                      per share.

                                                                  CONFIDENTIAL 7
           Project Pinehurst                                PRELIMINARY ANALYSIS

 Comparable Companies Analysis


COMPARABLE COMPANIES-LTM
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------

                                          ADJUSTED VALUE AS A MULTIPLE OF: EQUITY VALUE/            LTM MARGINS
                      EQUITY    ADJUSTED  -------------------------------- -------------            -----------   IBES LT
                      MARKET     MARKET                                    CALENDARIZED    LTM                    GROWTH      DEBT/
LTM  MULTIPLES        VALUE      VALUE    SALES      EBITDA        EBIT    NET INCOME(5) BOOKVALUE  EBITDA EBIT   ESTIMATE   CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
PINEHURST (1)           $63.5     $97.2    0.4x       21.5x       41.9x           NM        1.4x     1.8%   0.9%     #N/A     42.2%
BANDAG INC. (2)      $1,204.5  $1,173.4    1.5x        7.4x        9.4x        15.5x        2.7x    20.9%  16.4%     8.5%      0.4%
TBC CORPORATION (3)    $224.8    $323.6    0.5x        8.4x       10.4x        14.7x        1.8x     5.9%   4.8%    10.0%     44.0%
TREADCO INC. (4)        $61.6     $83.1    0.6x          NM          NM           NM        1.0x     0.6%  -3.4%     #N/A     26.5%

COMPARABLE COMPANIES-1997E
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------

                                          ADJUSTED VALUE AS A MULTIPLE OF: EQUITY VALUE/           1997 MARGINS
                      EQUITY    ADJUSTED  -------------------------------- -------------           ------------   IBES LT
                      MARKET     MARKET                                    CALENDARIZED    LTM                    GROWTH      DEBT/
1997E MULTIPLES        VALUE      VALUE    SALES      EBITDA        EBIT    NET INCOME(5) BOOKVALUE  EBITDA EBIT  ESTIMATE   CAPITAL
------------------------------------------------------------------------------------------------------------------------------------

PINEHURST (1)           $63.5     $97.2    0.4x       15.2x       24.9x            NM       1.4x     2.6%   1.6%    #N/A      42.2%
BANDAG INC. (2)      $1,204.5  $1,173.4    1.5x        7.5x        9.9x         15.7x       2.7x    20.5%  15.5%    8.5%       0.4%
TBC CORPORATION (3)    $224.8    $323.6    0.5x        7.5x        9.0x         11.3x       1.8x     6.3%   5.3%   10.0%      44.0%
TREADCO INC. (4)        $61.6     $83.1    #N/A        #N/A        #N/A            NM       1.0x     #N/A   #N/A    #N/A      26.5%



COMPARABLE COMPANIES-1998E
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------


                                          ADJUSTED VALUE AS A MULTIPLE OF: EQUITY VALUE/            1998 MARGINS
                      EQUITY    ADJUSTED  -------------------------------- -------------            ------------  IBES LT
                      MARKET     MARKET                                    CALENDARIZED    LTM                    GROWTH      DEBT/
1998E MULTIPLES       VALUE      VALUE    SALES      EBITDA        EBIT    NET INCOME(5) BOOKVALUE  EBITDA EBIT   ESTIMATE   CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
PINEHURST (1)           $63.5     $97.2    0.4x       10.2x       15.9x           NM        1.4x     3.5%   2.2%     #N/A     42.2%
BANDAG INC. (2)      $1,204.5  $1,173.4    1.5x        7.0x        9.4x        13.8x        2.7x    21.0%  15.6%     8.5%      0.4%
TBC CORPORATION (3)    $224.8    $323.6    0.4x        6.6x        7.8x         9.8x        1.8x     6.4%   5.4%    10.0%     44.0%
TREADCO INC. (4)        $61.6     $83.1    #N/A        #N/A        #N/A           NM        1.0x     #N/A   #N/A     #N/A     26.5%


Note: As of 9/29/97.

(1) Excludes $4.8 million of unusual charge in 1996. Excludes $5.5 million note to Goodyear from debt.
(2)      Projections from Value Line.
(3)      Projections from Value Line.
(4) Excludes $1.8 million asset gain in 1996 and $0.1 million asset gain in first six months of 1996. No public projections available.
(5)      Calendarized IBES estimates.